THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage® Pro

Supplement dated June 6, 2022 to the Initial Summary Prospectus dated May 1, 2022

This supplement describes a change to the investment options under your variable annuity contract. It is for informational purposes only and requires no action on your part.

Beginning June 27, 2022, you may satisfy the Investment Requirements of your Contract by allocating your Purchase Payments to an asset allocation model. The following paragraph is added to Appendix B of the Initial Summary Prospectus:

As an alternative, to satisfy these Investment Requirements, 100% of the Contract Value may be allocated to one of the following asset allocation models: Dimensional/Vanguard Global Growth Allocation Model or Dimensional/Vanguard Moderate Allocation Model. These models are made available to you by your broker-dealer. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your Contract that meets the Investment Requirements or reallocate Contract Value according to the Investment Requirements listed in this Initial Summary Prospectus. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. We may exclude an asset allocation model from being available for investment at any time, in our sole discretion. You will be notified prior to the date of such a change.

Please retain this supplement for future reference.